Exhibit 32.2

 Certification of Chief Financial Officer Regarding Periodic Report Containing Financial Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, R. Andrew White, Chief Financial Officer of Home Solutions of America, Inc. (the "Company"), in compliance with 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that
(i) the Form 10-QSB for the quarter ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.



Date: November 14, 2003                 /s/ R. ANDREW WHITE
                                        -------------------
                                        R. Andrew White
                                        Chief Financial Officer